                           WAIVER AND FIRST AMENDMENT

                  WAIVER AND FIRST AMENDMENT, dated as of December 12, 2005 (this "Amendment"), to the Loan and Security Agreement, dated as of August 1, 2005 (the "Loan Agreement"), among Del Global Technologies Corp. ("Del Global"), RFI Corporation and Del Medical Imaging Corp. (collectively, the "Borrowers") and North Fork Business Capital Corporation (the "Lender"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

                              W I T N E S S E T H :

                  WHEREAS, the Borrowers and the Lender are parties to the Loan Agreement, under which the Lender has agreed to make, and has made, Loans and other extensions of credit and accommodations to the Borrowers on the terms and subject to the conditions set forth therein; and

                  WHEREAS, the Borrowers have requested that the Lender agree, and the Lender has agreed, (i) to waive Events of Default that have occurred and are continuing and (ii) to amend certain provisions of the Loan Agreement, each upon the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, the Borrowers and the Lender agree as follows:

                  SECTION 1. WAIVER. Effective as of the date hereof, the Lender hereby waives compliance with Sections 8.1(b), 8.2, 8.3(b), 8.4 and 8.5(b) of the Loan Agreement solely to the extent of the Borrowers' failure to comply with the covenant contained therein for the period ended October 31, 2005.

                  SECTION 2. AMENDMENTS TO THE LOAN AGREEMENT. Effective as of the date hereof, the Loan Agreement is amended as follows:

                       (a) Section 8.1(b) is amended and restated as follows:

                  "(b) After the Lender receives the Financial Statements and other documents required under Section 7.1(k)(i) with respect to the fiscal year ended July 30, 2005 and so long as no Default has occurred and is continuing and Excess

                  Availability is at least $500,000, the Adjusted U.S. Earnings for any period set forth below shall not be less than the amount set forth below opposite such period:

                                                                                  Minimum Adjusted U.S.
            Period                                                                       Earnings
            ------                                                                       --------

August 1, 2005 through October 31, 2005 ......................................            $669,800

August 1, 2005 through January 31, 2006 ......................................             470,000

August 1, 2005 through April 30, 2006 ........................................           1,450,000

August 1, 2005 through July 31, 2006 .........................................           2,679,000

November 1, 2005 through October 31, 2006 ....................................           2,902,000

February 1, 2006 through January 31, 2007 ....................................           3,124,000

May 1, 2006 through April 30, 2007 ...........................................           3,347,900

Each period of four consecutive fiscal quarters ending January 31, April
30, July 31 and October 31 of each fiscal year thereafter ....................           3,400,000"


                       (b) Section 8.2 is amended and restated as follows:

                  "SECTION 8.2 Adjusted Earnings. The Adjusted Earnings for any period set forth below shall not be less than the amount set forth below opposite such period:


                                                                                    Minimum Adjusted
            Period                                                                       Earnings
            ------                                                                       --------

August 1, 2005 through October 31, 2005 ......................................          $1,419,800

August 1, 2005 through January 31, 2006 ......................................           1,500,000

August 1, 2005 through April 30, 2006 ........................................           3,500,000

August 1, 2005 through July 31, 2006 .........................................           5,679,000

The four consecutive fiscal quarters ending October 31, 2006 .................           5,902,000

The four consecutive fiscal quarters ending January 31, 2007 .................           6,124,900

The four consecutive fiscal quarters ending April 30, 2007 ...................           6,347,900

Each period of four consecutive fiscal quarters ending January 31, April
30, July 31 or October 31 of each fiscal year thereafter .....................           6,400,000"


                       (c) Section 8.3(b) is amended and restated as follows:

                  "(b) After the Lender receives the financial statements and other documents required under Section 7.1(k)(i) with respect to the fiscal year ended July 30, 2005 and so long as no Default has occurred and is continuing and Excess Availability is at least $500,000, the ratio of (i) the outstanding amount of all Loans and all outstanding Letters of Credit to (ii) Adjusted U.S. Earnings (on an annualized basis) shall not, as of the last day of any period set forth below, be greater than the ratio set forth below opposite such period:

                                                                                  Maximum Senior
              Period                                                             U.S. Debt Ratio
              ------                                                             ---------------

August 1, 2005 through October 31, 2005 ......................................      1.50:1.00

August 1, 2005 through January 31, 2006 ......................................      4.75:1.00

August 1, 2005 through April 30, 2006 ........................................      2.00:1.00

August 1, 2005 through July 31, 2006 .........................................      1.25:1.00

Each period of four consecutive fiscal quarters ending January 31,
April 30, July 31 and October 31 of each fiscal year thereafter ..............      1.00:1.00"


                       (d) Section 8.4 is amended and restated as follows:

                  "SECTION 8.4 Senior Debt Ratio. The ratio of (i) the outstanding amount of all Loans and all outstanding Letters of Credit to (ii) Adjusted Earnings (on an annualized basis) shall not, as of the last day of any period set forth below, be greater than the ratio set forth below opposite such period:

                                                                                  Maximum Senior
              Period                                                                Debt Ratio
              ------                                                              --------------

August 1, 2005 through October 31, 2005 ......................................      2.00:1.00

August 1, 2005 through January 31, 2006 ......................................      4.00:1.00

August 1, 2005 through April 30, 2006 ........................................      2.00:1.00

August 1, 2005 through July 31, 2006 .........................................      1.50:1.00

Each period of four consecutive fiscal quarters ending January 31,
April 30, July 31 and October 31 of each fiscal year thereafter ..............      1.50:1.00"


                       (e) Section 8.5(b) is amended and restated as follows:

                  "(b) After the Lender receives the Financial Statements and other documents required under Section 7.1(k)(i) with respect to the fiscal year ended July 30, 2005 and so long as no Default has occurred and is continuing and Excess Availability is at least $500,000, the Fixed Charge Coverage Ratio for any period set forth below shall not be less than the ratio set forth below opposite such period:

                                                                              Minimum Fixed Charge
               Period                                                            Coverage Ratio
               ------                                                            --------------

August 1, 2005 through October 31, 2005 ......................................      3.00:1.00

August 1, 2005 through January 31, 2006 ......................................      1.25:1.00

August 1, 2005 through April 30, 2006 ........................................      2.00:1.00

August 1, 2005 through July 31, 2006 .........................................      3.00:1.00

Each period of four consecutive fiscal quarters ending January 31,
April 30, July 31 and October 31 of each fiscal year thereafter ..............      3.00:1.00"

                  SECTION 3. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective when, and only when, the Lender shall have received (a) counterparts of this Amendment, duly executed by the Borrowers, and (b) payment of the costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by the Lender in connection with this Amendment.

                  SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. Each Borrower represents and warrants as follows:

                       (a) Such Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of New York or Delaware, as the case may be, and is qualified to do business under the laws of such other jurisdictions in which its failure to so qualify could have a Material Adverse Effect.

                       (b) The execution, delivery and performance by such Borrower of this Amendment (i) are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (A) such Borrower's Governing Documents, (B) any Requirement of Law or (C) any Material Contract and (ii) will not result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Borrower.

                       (c) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or other Person is required for the due execution, delivery and performance by such Borrower of this Amendment.

                       (d) This Amendment and the Loan Agreement as amended hereby constitute the legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their respective terms except as enforceability may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) general principles of equity.

                       (e) Except as specified in Schedule 6.1(r) to the Loan Agreement, there is no pending or, to the best of such Borrower's knowledge after due inquiry, threatened litigation, contested claim, investigation, arbitration or governmental proceeding by or against such Borrower before any court, Governmental Authority or arbitrator which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Amendment or the Loan Agreement as amended hereby.

                       (f) Except as specified in Section 1 hereof, no Default has occurred and is continuing.

                  SECTION 5. REFERENCE TO AND EFFECT ON THE LOAN AGREEMENT.

                       (a) On and after the date hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" and words of like import, and each reference in the other Loan Documents to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

                       (b) Except as specifically waived or amended above, (i) the Loan Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed by each of the parties hereto and
(ii) the Lender shall not be deemed to have waived any rights or remedies it may have under the Loan Agreement, any other Loan Document or applicable law.

                       (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of or an amendment to any right, power or remedy of the Lender under any of the Loan Documents, or constitute a waiver of or an amendment to any provision of any of the Loan Documents.

                  SECTION 6. COSTS AND EXPENSES. The Borrowers agree to pay, on demand, all reasonable out-of-pocket costs and expenses incurred by the Lender in connection with the preparation, negotiation and execution of this Amendment (including, without limitation, the reasonable fees and expenses of counsel to the Lender).

                  SECTION 7. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Amendment may be executed and delivered by telecopier or other facsimile transmission with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

                  SECTION 8. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT OR EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   DEL GLOBAL TECHNOLOGIES CORP.




                                   By: /s/ Mark Koch
                                      -----------------------------------------
                                      Mark Koch
                                      Treasurer

                                   RFI CORPORATION




                                   By: /s/ Mark Koch
                                      -----------------------------------------
                                      Mark Koch
                                      Treasurer

                                   DEL MEDICAL IMAGING CORP.




                                   By: /s/ Mark Koch
                                      -----------------------------------------
                                      Mark Koch
                                      Treasurer

                                   NORTH FORK BUSINESS CAPITAL
                                   CORPORATION

                                   By: /s/ Robert Wallace
                                      -----------------------------------------
                                      Robert Wallace
                                      Senior Vice President